Exhibit 10(c)


     WARRANT AGREEMENT dated as of May 28, 2003 between Suncoast Naturals, Inc.,
a  Delaware   corporation  (the  "Company")  and  Goldstrand   Investors,   Inc.
(hereinafter referred to variously as the "Holder" or "Goldstrand").

                               W I T N E S E T H:

     WHEREAS, the Company and Goldstrand have entered into a certain Redeemable Convertible Promissory Note Agreement of even date herewith (hereinafter the "Note"), pursuant to which Goldstrand or its designees are entitled to convert the $150,000 principal amount of the Note at any time on or prior to the maturity date thereof into 225,000 shares of the Company's common stock, $.001 par value per share ("Common Stock");

     WHEREAS, Goldstrand shall have the right at any time from the date hereof until December 31, 2003 to exercise (A) Warrants for up to 225,000 shares of Common Stock at a per share exercise price equal to $.66, which Warrants shall be evidenced by the form of warrant certificate (the "Warrant Certificate") attached hereto as Exhibit A, and (B) the right at any time from the date hereof until December 31, 2008 to exercise Warrants for up to 100,000 shares of Common Stock at a per share exercise price equal to $1.00, which Warrants shall be evidenced by the form of Warrant Certificate attached hereto as Exhibit B.

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

     1. Grant and Exercise. The Holder is hereby granted the right to purchase up to 325,000 shares of Common Stock at any time from May 28, 2003, until the expiration dates of the respective Warrants.

     The initial exercise prices per share of the Warrants shall be (subject to adjustment as provided in Section 8 hereof) as provided in Section 6 hereof.

     2. Warrant Certificates. The warrant certificates delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, and Exhibit attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3. Exercise of Warrants. The Warrants initially are exercisable at the initial exercise prices (subject to adjustment as provided in Section 8 hereof) per share of Common Stock as set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices in Florida (presently located at 5422 Carrier Drive, Orlando, FL 32819) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants), provided that no exercise may be for fewer than 10,000 shares of Common Stock (or such lesser number that may remain upon exercise of the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock.


     4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in


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

any event such issuance shall be made within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant
Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     5. Representations and Warranties of the Holders. The Holder represents and warrants to the Company as follows:

     ss.5.1 Investment. The Holder is acquiring the Warrants and the Common Stock issuable upon exercise thereof for its own account as principal, not as a


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

nominee or agent, for investment purposes only, and not with a view to, or for, resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

     ss.5.2 Holder's Investment Decision. The Holder: (a) is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act; (b) has been afforded access to current information and the opportunity to ask questions of the Company's management concerning the Company's business, management and financial affairs, including the Company's operating results and liquidity, and has received answers from the Company's management with respect to all questions posed by the Holder to management; (c) has such knowledge and experience in financial and business matters that the Holder is capable of evaluating, and the Holder has evaluated, the merits and risks of purchasing the Warrants and the Common Stock issuable upon exercise thereof and understands that such purchases constitute a highly speculative investment; and (d) has the financial ability to bear the economic risk of the Holder's investment in the Warrants and the Common Stock issuable upon exercise thereof, has adequate means to sustain a complete loss of such investments and has no need for liquidity in such investments.

     ss.5.3 Regsitration under the Act and Legend. The Holder understands and acknowledges that the certificates representing the Warrants and the Common Stock issuable upon exercise thereof shall bear a legend substantially as follows until (i) such securities shall have been registered under the Act and effectively been disposed of in accordance with an effective registration statement thereunder or (ii) in the opinion of counsel reasonably acceptable to the Company such securities may be sold without registration under the Act as well as any applicable "Blue Sky" or state securities laws:

       "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED."

     6. Exercise Price.

     ss.6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in
Section 8 hereof, the initial exercise price of each of the Warrants:

          (a) represented in the form of Warrant Certificate attached hereto as Exhibit A shall be $.66 per share of Common Stock; and

          (b) represented in the form of Warrant Certificate attached hereto as Exhibit B shall be $1.00 per share of Common Stock.

     The adjusted exercise prices shall be the prices which shall result from time to time from any and all adjustments of the initial exercise prices in accordance with the provisions of Section 8 hereof. ss.6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise prices or the adjusted exercise prices, depending upon the context.

     7. Registration Rights.

     ss.7.1 Registration Under the Securtities Act of 1933 on Form S-1 or Comparable Form. No later than 30 days from the date hereof, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 or comparable form and such other documents, including a prospectus, as may be reasonably necessary in the opinion of counsel for the Company, so as to permit a public offering and sale of the Common Stock issuable upon the exercise of the Warrants.

     ss.7.2 Covenants of the Company and the Holder(s) With Respect to Registration. In connection with any registration under Section 7.1 hereof, each of the Company and of the Holder, severally and not jointly covenants and agrees as follows:

     (a) The Company shall pay all costs (excluding any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holders), fees and expenses in connection with all registration statements filed pursuant to Sections 7.1 and 7.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, and stamp taxes or original issue fees. (b) The Company will take all necessary action which may be required in qualifying or registering the Common Stock issuable upon the exercise of the Warrants included in a registration statement for offering and sale under the securities or blue sky laws of the state requested by the Holder.

     (c) The Company shall indemnify the Holder(s) of the Common Stock issuable upon the exercise of the Warrants to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing specifically for use in such registration statement or prospectus by any Holder, any such controlling person or any underwriter of such registration statement, if any.


     (d) Each Holder of Common Stock issuable upon the exercise of the Warrants which are to be sold pursuant to a registration statement shall indemnify the Company, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, any underwriter of such registration statement, if any, and all other selling security holders selling Common Stock pursuant to such registration statement against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, which may arise out of or be based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder in writing specifically for use in such registration statement or prospectus.

     (e) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     (f) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit the Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities

Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws or NASD rules.

     8. Adjustments to Exercise and Number of Securities.

     ss.8.1 Stock Split, Stock Divided or Recapitalization. In case the Company shall at any time effect a stock split, stock dividend or similar capital adjustment to the outstanding shares of Common Stock, the Exercise Price and the number of shares of Common Stock issuable upon exercise of the Warrants shall forthwith be adjusted. At the time of any such adjustment, the Company shall make appropriate reserves to ensure the timely performance of its obligations hereunder.

     ss.8.2 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each of the Warrants then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrants) to receive, upon exercise of such warrants, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrants might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 8. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

     9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

     11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

     12. Notice of Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other manner, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

     (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchange for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or


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

(c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;


     then, in any one or more of said events, the Company shall give notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of the closing the transfer books for the termination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale. 13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

     (a) If to the Holders, __________________________ or as shown on the books of the Company; or (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

     14. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.


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

     15. Governing Laws Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all the purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the state or federal courts located in the State of Florida, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in
Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim.

     16. Entire Agreement: Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     17. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


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

     18. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     19. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

     20. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.




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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



[SEAL]                                    SUNCOAST NATURALS, INC.

                                          By:__________________________
                                                   Title:
Attest:

Secretary:

                                          GOLDSTRAND INVESTORS, INC.

                                          BY:____________________________





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

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                   5:30 P.M., NEW YORK TIME, December 31, 2003

No. B1                                                          225,000 Warrants
                              WARRANTS CERTIFICATE

     This Warrant Certificate certifies that Goldstrand Investors, Inc. or its registered assigns, is the registered holder of 225,000 Warrants to purchase initially, at any time from May 28, 2003, until 5:30 p.m. New York time on December 31, 2003 ("Expiration Date"), up to 225,000 fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Stock") of SUNCOAST NATURALS, INC., a Delaware corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $.66 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of May 28, 2003 between the Company and Goldstrand Investors, Inc. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

     No Warrants may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.


                                     -A-1-

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of May 28, 2003

                                                     SUNCOAST NATURALS, INC.

                                                     By:________________________
                                                              Title:

Attest:





                                     -A-2-

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such Securities a certified or official bank check payable in New York Clearing House Funds to the order of ___________ in the amount of $___________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Securities be registered in the name of ___________whose address is ___________and that such Certificate be delivered to ___________ whose address is _______________.

                                        Signature_______________________
                                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                        _________________________________
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)




                                     -A-1-

                              [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)




FOR VALUE  RECEIVED  ________________  here sells,  assigns and  transfers unto
         (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                            Signature:

                                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                  (Insert Social Security or other Identifying
                                  Number of Assignee)




                                     -A-2-

                                    EXHIBIT B

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                5:30 P.M., NEW YORK TIME, DECEMBER 31 ____, 2008

No. A5                                                          100,000 Warrants
                              WARRANTS CERTIFICATE

     This Warrant Certificate certifies that Goldstrand Investors, Inc. or its registered assigns, is the registered holder of 100,000 Warrants to purchase initially, at any time from May 28, 2003 until 5:30 p.m. New York time on December 31, 2008 ("Expiration Date"), up to 100,000 fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Stock") of SUNCOAST NATURALS, INC., a Delaware corporation (the "Company"), at an initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.00 per share of Common Stock, upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of May 28, 2003 between the Company and Goldstrand Investors, Inc. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

     No Warrants may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.


                                     -B-1-

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax in other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings to them in the Warrant Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of [           ]

SUNCOAST NATURALS, INC.
                                                     By:________________________
                                                              Title:

Attest:





                                     -B-2-

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such Securities a certified or official bank check payable in New York Clearing House Funds to the order of ___________ in the amount of $___________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Securities be registered in the name of ___________whose address is ___________and that such Certificate be delivered to ___________ whose address is _______________.

                                        Signature_______________________
                                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                        ______________________________________
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)




                                      -B-3-

                              [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)




     FOR VALUE RECEIVED ________________ here sells, assigns and transfers unto

              (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:
                                        Signature_______________________
                                        (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                        ______________________________________
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)



                                     -B-4-